UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007
DIGITAL MUSIC GROUP, INC.
(Exact name of registrant specified in its charter)

Delaware	000-51761	20-3365526
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

100 Park Avenue, 2nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code: (212) 201-9280
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: THE CONSOLIDATED FINANCIAL STATEMENTS OF ORCHARD
EX-99.2: THE UNAUDITED PRO FORMA FINANCIAL INFORMATION OF THE REGISTRANT AND ORCHARD
EX-99.3: PRESS RELEASE
Explanatory Note
     On November 16, 2007, Digital Music Group, Inc. (the “Registrant”) filed a Current Report on Form 8-K dated November 13, 2007 (the “Initial Form 8-K”) with the Securities and Exchange Commission to report, among other things, that the Registrant consummated the merger (“the Merger”) of its wholly-owned subsidiary DMGI New York, Inc. with and into The Orchard Enterprises, Inc. (“Orchard). The information set forth in Items 1.01, 2.01, 3.02, 3.03, 5.01 and 5.02 of the Initial Form 8-K is incorporated herein by reference. The sole purpose of this Amendment No. 1 to the Initial Form 8-K is to provide the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, which were not included in the Initial Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

The financial statements required by this Item with respect to the Merger are filed hereto as exhibit 99.1.

(b)	Pro forma financial information.

The pro forma financial information required by this Item with respect to the Merger are filed hereto as exhibit 99.2.

(d)	Exhibits.

99.1	The consolidated financial statements of Orchard as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the unaudited condensed consolidated financial statements of Orchard as of September 30, 2007 and December 31, 2006 and for the nine months ended September 30, 2007 and 2006.

99.2	The unaudited pro forma condensed combined financial statements of the Registrant and Orchard as of September 30, 2007 and for the nine months ended September 30, 2007 after giving effect to the Merger and of the Registrant, Digital Musicworks International, Inc. (“DMI”), Rio Bravo Entertainment LLC (“Rio Bravo”), Digital Rights Agency LLC (“DRA”), and Orchard for the year ended December 31, 2006 after giving effect to the Merger and the Registrant’s acquisition of DMI and certain assets of Rio Bravo on February 6, 2006 and DRA on September 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL MUSIC GROUP, INC.

Date: January 28, 2008	By:	/s/ Greg Scholl
	Name:	Greg Scholl
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Document Description

99.1	The consolidated financial statements of Orchard as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the unaudited condensed consolidated financial statements of Orchard as of September 30, 2007 and December 31, 2006 and for the nine months ended September 30, 2007 and 2006.

99.2	The unaudited pro forma condensed combined financial statements of the Registrant and Orchard as of September 30, 2007 and for the nine months ended September 30, 2007 after giving effect to the Merger and of the Registrant, DMI, Rio Bravo, DRA, and Orchard for the year ended December 31, 2006 after giving effect to the Merger and the Registrant’s acquisition of DMI and certain assets of Rio Bravo on February 6, 2006 and DRA on September 8, 2006.

99.3	Press Release dated January 28, 2008 by Digital Music Group, Inc.

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